UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
May 14, 2010 (May 12, 2010)
Date of Report (Date of earliest event reported)
NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7909 Parkwood Circle Dr. Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 12, 2010, National Oilwell Varco, Inc. (the “Company”) held its Annual Meeting of Stockholders where the following matters were voted upon and approved by the Company’s stockholders:
1. the election of three members to the Board of Directors; and
2. the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2010.
The following is a summary of the voting results for each matter presented to the Company’s stockholders:

				BROKER
	FOR	AGAINST	ABSTAIN	NON-VOTES
1. Election of directors:
Ben A. Guill	299,112,471	9,080,529	803,412	30,984,365
Roger L. Jarvis	303,225,274	4,966,478	804,660	30,984,365
Eric L. Mattson	300,359,361	7,832,428	804,623	30,984,365
The three directors nominated by the Board of Directors were re-elected to serve three-year terms expiring in 2013. There were no nominees to office other than the directors elected.

				BROKER
	FOR	AGAINST	ABSTAIN	NON-VOTES
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2010	329,264,902	9,274,548	1,441,327	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2010	NATIONAL OILWELL VARCO, INC.
/s/ Raymond W. Chang
Raymond W. Chang
Vice President

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